SUPERIOR ENERGY SERVICES, INC.

Annual Meeting of Stockholders May 8, 2024 10:00 a.m. Central Time

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) James Spexarth and Andrew Rensimer, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock of Superior Energy Services, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at https://web.lumiconnect.com/231541698 (password: superior2024) at 10:00 am Central Time on May 8, 2024, and any adjournment or postponement thereof.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

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ANNUAL MEETING OF STOCKHOLDERS OF

SUPERIOR ENERGY SERVICES, INC.

May 8, 2024

10:00 A.M. Central Time

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 8, 2024

The accompanying proxy statement and the 2023 Annual Report are available without cost at http://www.astproxyportal.com/ast/24002

The Annual Meeting will be held virtually at https://web.lumiconnect.com/231541698 (password: superior2024)

Please mark, sign, date and return your voting instruction card in the envelope provided as soon as possible.

Please detach along perforated line and mail this voting instruction card in the envelope provided.

20600000000000000000 2 050824

ANNUAL MEETING OF STOCKHOLDERS OF

SUPERIOR ENERGY SERVICES, INC.

May 8, 2024 at 10:00 A.M. Central Time

SUBMITTING YOUR PROXY

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-201-299-4446 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 pm EST on May 7, 2024.

COMPANY NUMBER
ACCOUNT NUMBER

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting virtually at h t t p s : / / w e b . l u m i c o n n e c t . c o m / 2 3 1 5 4 1 6 9 8 ( p a s s w o r d : superior2024).

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 8, 2024

The accompanying proxy statement and the 2023 Annual Report are available without cost at http://www.astproxyportal.com/ast/24002

Please detach along perforated line and mail this proxy card in the envelope provided IF you are not submitting your proxy instructions via the Internet or telephone. -

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N PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTING INSTRUCTIONS IN BLUE OR

SUPERIOR’S BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 1.

PLEASE SIGN, DATE AND RETUR BLACK INK AS SHOWN HERE x .

1. Election of Directors.

FOR ALL NOMINEES

WITHHOLD AUTHORITY FOR ALL NOMINEES

FOR ALL EXCEPT

(See instructions below)

NOMINEES:

O Joseph Citarrella O Daniel Flores O Brian Moore

O Julie Robertson O Rebecca Bayless O Ian Foster

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”

and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder Date: Signature of Stockholder Date:

Note: Please sign exactly as your name or names appear on this proxy card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.